Lord Abbett

                                     Equity
                                  Fund


                                                              1998 ANNUAL REPORT

                                [GRAPHIC OMITTED]

                                      An insured investment designed to help you capture capital growth over the long term

                                    [LOGO(R)]

Report to Shareholders
For the Fiscal Year Ended May 31, 1998

[PHOTO]

/s/ Robert S. Dow
------------------------
ROBERT S. DOW
CHAIRMAN

JUNE 24, 1998

"...we believe the pace of growth in the U.S. economy will gradually slow, and that inflation will remain at moderate levels."

Lord Abbett Equity Fund completed its fiscal year on May 31, 1998. The Fund's net asset value was $26.66 per share versus $22.54 per share one year ago. For the past year, the Fund produced a total return of 18.6%. (Total return is the percent change in net asset value, including the reinvestment of all distributions.) At the close of 1997, your Board of Trustees declared and paid dividends totaling $.50 per share and capital gains totaling $2.78 per share.

The Fund will declare and pay a dividend from its net investment income in December 1998. A distribution of net capital gains realized from the sale of portfolio securities during the year, if any, will also be declared and paid at that time. As described in the prospectus, all such distributions are reinvested in additional shares of the Fund (unless otherwise instructed) until a "reverse split" is effected, thus retaining the same number of shares outstanding and the same total value of the shares that existed prior to the distributions. This enables shareholders to view the Fund's performance on a per-share basis. If you do not want to reinvest your dividends, notify DST Systems, Inc. at P.O. Box 419100 Kansas City, MO 64141 by November 30, 1998. The Fund encourages shareholders to reinvest all distributions because it maintains the amount of insurance on your original investment.

About Your Fund's Performance

We are pleased that Lord Abbett Equity Fund provided strong overall returns for the fiscal year ended May 31, 1998. In an environment of steady economic growth and low inflation, financial stocks, the Fund's largest sector weighting, continued to perform well throughout the period. Within that sector, our increased weighting in insurance stocks proved especially rewarding for the portfolio. On the other hand, the ongoing crisis in the Asian economies has restricted domestic exports, which has had a slowing effect on industrial stocks, particularly within the technology sector. However, we used this weakness as an opportunity to add to our technology holdings.

Over the remainder of 1998, we believe the pace of growth in the U.S. economy will gradually slow, and that inflation will remain at moderate levels. In such an environment, we plan to opportunistically seek holdings within the area of selected cyclicals because these stocks tend to suffer during economic slowdowns. With the outlook of a slowing domestic economy, this area should begin to offer bargain-priced individual stocks that we believe can deliver substantial price appreciation potential within a reasonable time frame. We also expect our financial holdings to continue to add significantly to the Fund's overall return in the coming months, as this area benefits from low interest rates and continuing industry consolidations.

Thank you for your continued confidence in Lord Abbett Equity Fund. We look forward to helping you achieve your financial goals in the years to come.

Fund Facts

A Reminder of Your Guarantee:

Participate in the stock market's potential rewards without risking the loss of your original investment in the initial offering, if held until May 31, 2000 with all dividends and distributions reinvested

Lord Abbett Equity Fund: The Insured Investment That Does Not Sacrifice Capital Growth Potential(1) While investments in both Lord Abbett Equity Fund and a Certificate of Deposit ("CD") are insured, Fund shareholders participate in the growth potential of equities. During the period shown below, Lord Abbett Equity Fund provided impressive total returns relative to the CD.

Comparison Of Change In Value Of A $10,000 Investment In Lord Abbett Equity Fund(2) And Six-Month CDs(3)

               Fund           CD's
5/31/90        9450           10000
1991           10620          10762
1992           11610          11304
1993           13260          11692
1994           14040          12122
1995           16400          12859
1996           19050          13590
1997           22540          14375
1998           26732          15213

It is important to remember that the interest rate on a CD, unlike the Fund, is fixed and this rate and the principal, if held until maturity, are guaranteed. The Federal Deposit Insurance Corporation (FDIC) insures CDs up to $100,000. The guarantee applicable to shares of the Fund is issued by Financial Security Assurance Inc., a private company, rated Aaa by Moody's and AAA by Standard & Poor's.

SEC-Required Average Annual Rates of Total Return at the Maximum Sales Charge of 5.5% for the Periods Ended 6/30/98 Were:

Life of Fund (inception: 6/1/90)                      1 Year          5 Years
--------------------------------------------------------------------------------
  +13.01%                                             +8.40%          +13.67%

The Fund Offers The Growth Potential Of Stocks With The Security Of Insurance

Unless otherwise stated, the results quoted above represent past performance based on the maximum sales charge of 5.5% and reflect appropriate Rule 12b-1 Plan expenses. Tax consequences are not reflected. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed on a day other than May 31, 2000, may be worth more or less than their original cost.

At 5/31/98, Lord Abbett Equity Fund was invested in a diversified portfolio of 66 equity securities.

The Fund is well positioned to benefit from a slowing economic environment

Lord Abbett Equity Fund's Top Five Equity Holdings               Percent of
                                                                 Net Assets
--------------------------------------------------------------------------------
Mobil Corp.                                                         2.9%
--------------------------------------------------------------------------------
Emerson Electric Co..                                               2.3%
--------------------------------------------------------------------------------
The Coastal Corporation                                             2.1%
--------------------------------------------------------------------------------
International Business Machines Corp.                               2.1%
--------------------------------------------------------------------------------
Conseco Inc.                                                        2.1%
--------------------------------------------------------------------------------
Total                                                              11.5%
--------------------------------------------------------------------------------
Data as of 5/31/98

(1) The Fund's insurance policy guarantees unconditionally and irrevocably that the net asset value of each initially purchased share will not be less than $10 on May 31, 2000, provided all dividends and distributions attributable to that share are reinvested.

(2)   Data reflects the deduction of the maximum sales charge of 5.5%.

(3)   CDs start at 5-31-90. Source: Lipper Analytical Services, Inc.

Statement of Net Assets

May 31, 1998

                               Investments                       Shares                 Market Value
====================================================================================================
Investments in Securities 96.87%
====================================================================================================
Common Stocks 82.01%
====================================================================================================
Agricultural Equipment 1.64%   Deere & Co.                        21,000                 $ 1,089,375
----------------------------------------------------------------------------------------------------
Agricultural Products 1.35%    Archer-Daniels-Midland Co.         47,500                     896,562
-----------------------------------------------------------------------------------------===========
Apparel 1.44%                  VF Corp.                           18,000                     957,375
-----------------------------------------------------------------------------------------===========
Auto Parts .53%                Snap-on, Inc.                       8,000                     351,000
-----------------------------------------------------------------------------------------===========
Automobiles .86%               General Motors Corp.                8,000                     575,500
-----------------------------------------------------------------------------------------===========
Banks: Money Center            Chase Manhattan Corp.               7,000                     951,562
3.00%                          First Chicago NBD                  12,000                   1,049,250
                               Total                                                       2,000,812
-----------------------------------------------------------------------------------------===========
Banks:                         Banc One Corp.                     11,000                     606,375
Regional 7.31%                 BankAmerica Corp.                  10,000                     826,875
                               First Union Corp.                  18,000                     995,625
                               KeyCorp                            20,000                     758,750
                               Mellon Bank Corp.                  10,000                     674,375
                               Norwest Corp.                      26,000                   1,010,750
                               Total                                                       4,872,750
-----------------------------------------------------------------------------------------===========
Brokers 1.06%                  Morgan Stanley,
                               Dean Witter, Discover & Co.         9,000                     702,563
-----------------------------------------------------------------------------------------===========
Chemical: Specialty 1.14%      Morton International Inc.          25,000                     760,938
-----------------------------------------------------------------------------------------===========
Chemicals 3.22%                Air Products &
                               Chemicals Inc.                     14,000                   1,218,000
                               DuPont DeNemours,
                               E.I. & Co.                         12,000                     924,000
                               Total                                                       2,142,000
-----------------------------------------------------------------------------------------===========
Computer:                      Digital Equipment Corp.            13,500                     740,813
Hardware 5.70%                 Hewlett-Packard Co.                12,000                     745,500
                               International Business
                               Machines Corp.                     12,000                   1,408,500
                               Sun Microsystems Inc.              22,500                     901,406
                               Total                                                       3,796,219
-----------------------------------------------------------------------------------------===========
Containers 3.48%               Crown Cork & Seal Inc.             22,500                   1,167,187
                               Sonoco Products Co.                33,000                   1,152,937
                               Total                                                       2,320,124
-----------------------------------------------------------------------------------------===========
Drugs/Health Care              American Home
Products 2.19%                 Products Corp.                      8,000                     386,500
                               Bristol-Myers Squibb
                               Company                            10,000                   1,075,000
                               Total                                                       1,461,500
-----------------------------------------------------------------------------------------===========
Electric Power 4.76%           Baltimore Gas & Electric Co.       20,000                     608,750
                               Carolina Power & Light Co.         14,000                     574,000
                               CINergy Corp.                      24,000                     775,500
                               Pacificorp                         15,000                     345,938
                               SCANA Corp.                        30,000                     864,375
                               Total                                                       3,168,563
-----------------------------------------------------------------------------------------===========
Electrical Equipment
2.28%                          Emerson Electric Co.               25,000                   1,518,750
-----------------------------------------------------------------------------------------===========
Financial:
Miscellaneous 1.35%            Fannie Mae                         15,000                     898,125
-----------------------------------------------------------------------------------------===========
Food 3.87%                     Best Foods                         24,000                   1,354,500
                               Heinz H.J. Co.                     23,000                   1,220,437
                               Total                                                       2,574,937
-----------------------------------------------------------------------------------------===========
Health Care                    Baxter International Inc.          15,000                     857,813
Products 2.23%                 St. Jude Medical, Inc.             17,500                     625,625
                               Total                                                       1,483,438
-----------------------------------------------------------------------------------------===========
Health Care                    Humana Inc.                        28,000                     869,750
Services 2.12%                 United Healthcare Corp.             8,500                     544,000
                               Total                                                       1,413,750
-----------------------------------------------------------------------------------------===========
Household                      Fort James Corp.                   18,000                     860,625
Products 2.93%                 Kimberly Clark Corp.               22,000                   1,090,375
                               Total                                                       1,951,000
-----------------------------------------------------------------------------------------===========
Insurance: Life 1.44%          American General
                               Corporation                        10,000                     671,250
                               Jefferson-Pilot Corp.               5,000                     286,250
                               Total                                                         957,500
-----------------------------------------------------------------------------------------===========
Insurance: Property            Allstate Corp.                     14,000                   1,317,750
and Casualty 6.47%             Chubb Corp.                        16,500                   1,312,781
                               Conseco Inc.                       30,000                   1,398,750
                               The Progressive Corporation         2,000                     275,750
                               Total                                                       4,305,031
-----------------------------------------------------------------------------------------===========
Leisure Time .70%              Time-Warner Inc.                    6,000                     466,875
-----------------------------------------------------------------------------------------===========
Miscellaneous 2.65%            First Data Corp.                   30,000                     997,500
                               Fortune Brands Inc.                20,000                     768,750
                               Total                                                       1,766,250
-----------------------------------------------------------------------------------------===========
Natural Gas:                   Columbia Energy Group              12,000                   1,012,500
Distribution 2.91%             Nicor Inc.                         24,000                     927,000
                               Total                                                       1,939,500
-----------------------------------------------------------------------------------------===========
Natural Gas:
Diversified 2.12%              The Coastal Corporation            20,000                   1,410,000
-----------------------------------------------------------------------------------------===========
Oil: International
Integrated 2.93%               Mobil Corp.                        25,000                   1,950,000
-----------------------------------------------------------------------------------------===========

             Statement of Net Assets
             May 31, 1998

                               Investments                       Shares                 Market Value
====================================================================================================
Paper and Forest
Products .84%                  Bowater Inc.                       11,000                 $   556,875
-----------------------------------------------------------------------------------------===========
Photographic 1.08%             Xerox Corp.                         7,000                     719,250
-----------------------------------------------------------------------------------------===========
Retail: Dept &
Merchandise .86%               Penney, J.C. Co., Inc.              8,000                     574,500
-----------------------------------------------------------------------------------------===========
Retail: Specialty .40%         Toys R Us Inc.                     10,000                     265,000
-----------------------------------------------------------------------------------------===========
Telephone:                     AT&T Corp.                         15,000                     913,125
Long Distance 2.74%            Worldcom Inc Ga                    20,000                     910,000
                               Total                                                       1,823,125
-----------------------------------------------------------------------------------------===========
Telephone:                     Bell Atlantic Corp.                 5,000                     458,125
Regional 2.15%                 SBC Communication Inc.             25,000                     971,875
                               Total                                                       1,430,000
-----------------------------------------------------------------------------------------===========
Tobacco 1.23%                  Philip Morris Inc.                 22,000                     822,250
-----------------------------------------------------------------------------------------===========
Waste Management
1.03%                          U.S.A. Waste Services Inc.         14,500                     684,219
-----------------------------------------------------------------------------------------===========
                               Total Investments in Common Stocks
                               (Cost $42,520,510)                                        $54,605,656
-----------------------------------------------------------------------------------------===========

                                                                 Principal
                               Investments                        Amount                 Market Valu
====================================================================================================
U.S. Government Obligations 14.86%
====================================================================================================
                               U.S. Treasury Bonds
                               Strips due 5/15/2000
                               (Cost $9,893,125)                  $11,000M               $ 9,893,125
====================================================================================================
                               Total Investments in
                               Securities
                               (Cost $52,413,635)                                         64,498,781
====================================================================================================
Other Assets, Less Liabilities 3.13%
====================================================================================================
Short-term                     Federal Home Loan
Investments                    Mortgage Corp.
                               5.55% due 6/1/1998                   1,790M                 1,789,172
====================================================================================================
Cash and Receivables,
Net of Liabilities                                                                           296,205
-----------------------------------------------------------------------------------------===========
                               Total Other Assets,
                               Less Liabilities                                            2,085,377
====================================================================================================
Net Assets 100.00%             (equivalent to $26.66 a share
                               on 2,497,951 shares of
                               beneficial interest outstanding)                          $66,584,158
====================================================================================================
                               See Notes to Financial Statements.

         Statement of Operations

Investment Income                                                               For the Year Ended May 31, 1998
===============================================================================================================
Income            Dividends                                                      $ 1,080,576
                  Interest                                                           924,703
                  Total income                                                                      $ 2,005,279
                  ---------------------------------------------------------------------------------------------
Expenses          Management fee                                                     426,436
                  12b-1 distribution plan                                            162,658
                  Insurance                                                          130,624
                  Shareholder servicing                                               96,157
                  Professional                                                        34,669
                  Reports to shareholders                                             21,894
                  Other                                                               14,069
                  Total expenses                                                                        886,507
                  ---------------------------------------------------------------------------------------------
                  Net investment income                                                               1,118,772
                  ---------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===============================================================================================================
Realized gain from investment transactions
                  Proceeds from sales                                             32,044,011
                  Cost of investments sold                                        23,653,698
                  Net realized gain                                                8,390,313
                  ---------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                             1,336,041
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment                                                        9,726,354
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                $10,845,126
===============================================================================================================
                  See Notes to Financial Statements.

         Statements of Changes in Net Assets

                                                                                                             Year Ended May 31,
                                                                                              =================================
Increase (Decrease) in Net Assets                                                                     1998                 1997
===============================================================================================================================
Operations        Net investment income                                                        $ 1,118,772          $ 1,530,565
                  Net realized gain from securities transactions                                 8,390,313            4,793,670
                  Net unrealized appreciation of investments                                     1,336,041            3,510,311
                  Net increase in net assets from operations                                    10,845,126            9,834,546
                  -------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                        (88,224)            (131,347)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
                  Net investment income                                                         (1,300,651)          (1,342,238)
                  Net realized gain from investment transactions                                (7,216,887)          (6,225,701)
                  Total distributions                                                           (8,517,538)          (7,567,939)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions:
                  Net asset value of 400,701 and 418,118 shares issued to
                  shareholders in reinvestment of net investment income
                  and realized gain from investment transactions, respectively                   8,517,538            7,567,939
                  Cost of 219,434 and 293,704 shares reacquired, respectively                   (5,426,624)          (5,800,201)
                  Reverse share split of 400,701 and 418,118 shares, respectively                        -                    -
                  Increase (decrease) in net assets derived from capital share transactions (net decrease of 219,434 and
                  293,704, respectively)                                                         3,090,914            1,767,738
                  -------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                           5,330,278            3,902,998
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
                  Beginning of year                                                             61,253,880           57,350,882
                  -------------------------------------------------------------------------------------------------------------
                  End of year (including undistributed net investment income of
                  $1,018,151 and $1,288,254, respectively)                                     $66,584,158          $61,253,880
                  =============================================================================================================

                  See Notes to Financial Statements.

    Financial Highlights

                                                                                                         Year Ended May 31,
                                                              -------------------------------------------------------------
Per Share Operating Performance:                                  1998          1997         1996         1995         1994
===========================================================================================================================
Net asset value, beginning of year                            $  22.54      $  19.05      $ 16.40      $ 14.04      $ 13.26
       --------------------------------------------------------------------------------------------------------------------
       Income from investment operations
       Net investment income                                       .43           .54          .47          .36          .31
       Net realized and unrealized gain on investments            3.69          2.95         2.18         2.00          .47
       Total from investment operations                           4.12          3.49         2.65         2.36          .78
       --------------------------------------------------------------------------------------------------------------------
       Distributions
       Dividends from net investment income                       (.50)         (.47)        (.22)        (.34)        (.28)
       Distributions from capital gains                          (2.78)        (2.18)       (1.61)       (1.25)       (1.18)
       Total distributions                                       (3.28)        (2.65)       (1.83)       (1.59)       (1.46)
       Reverse share split                                        3.28          2.65         1.83         1.59         1.46
       --------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $  26.66      $  22.54      $ 19.05      $ 16.40      $ 14.04
----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  18.59%        18.32%       16.16%       16.81%        5.88%
===========================================================================================================================
Ratios/Supplemental Data:
       Net assets, end of year (000)                           $66,584       $61,254      $57,351      $54,717      $53,014
       --------------------------------------------------------------------------------------------------------------------
       Ratios to Average Net Assets:
       Expenses, including waiver                                 1.36%         1.45%        1.50%        1.80%        1.80%
       Expenses, excluding waiver                                 1.36%         1.45%        1.50%        1.81%        1.96%
       Net investment income                                      1.71%         2.66%        2.63%        2.48%        2.19%
       Portfolio turnover rate                                   43.10%        51.68%       66.48%       35.12%       50.77%
       =====================================================================================================================

   (a) Total return does not consider the effects of sales loads.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Equity Fund (the "Company") was organized as a Massachusetts business trust on January 19, 1990 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies of the Company: (a) Market value is determined as follows: Securities listed or admitted to trad ing privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securi ties. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Investment transactions are accounted for on the date that the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
(d) A portion of the cost of repurchases of shares of beneficial interest, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by repurchases of shares. (e) It is the policy of the Company to accrue discounts on U.S. Treasury Bond Strips to maturity. The constant yield method is used. (f) Reverse Share Splits: The Trustees may authorize reverse share splits immediately after, and of a size so as to exactly offset, the payment of dividends and distributions. After taking into account the reverse share split, a shareholder reinvesting dividends and distributions will hold exactly the same number of shares as owned prior to the distribution and reverse share split. A shareholder electing to receive dividends and distributions in cash will have fewer shares than previously owned.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee paid is based on average daily net assets at the rate of .65% per annum. Certain of the Company's officers and trustees have an interest in Lord Abbett. The Company adopted a Rule 12b-1 Plan which provides for the payment of .25% of the average daily net asset value of shares of the Company.

3. Paid In Capital

At May 31, 1998, paid in capital aggregated $49,064,630.

4. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $27,232,766 and $32,044,011, respectively. As of May 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $12,085,146 of which $12,639,530 related to appreciated securities and $554,384 related to depre ciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

5. Distributions

Distributions from net investment income and net realized gains from investment transactions are declared annually. Accumulated undistributed net realized gain at May 31, 1998 for financial reporting purposes, aggregated $4,416,231. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in ac cordance with generally accepted accounting principles.

The Trustees of the Company declared the following reverse share splits:

                                                      Declaration
                                                             Date           Rate
--------------------------------------------------------------------------------
                                                         12/28/93     .896600567
                                                         12/28/94     .889583333
                                                         12/27/95     .900489396
                                                         12/27/96     .872289157
                                                         12/23/97     .866286180
--------------------------------------------------------------------------------


6. Insurance

The Company has entered into an agreement with Financial Security Assurance Inc. ("Financial Security"), pursuant to which Financial Security has guaranteed unconditionally and irrevocably to the Company that the net asset value of each initially purchased share will not be less than $10 on May 31, 2000, provided that all dividends and distributions attributable to that share are reinvested. Insurance expense includes an annual pre mium equal to .50% of the total amount guaranteed.

7. Trustees' Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at May 31, 1998, under a deferred compensation plan, were $29,569.

Independent Auditors' Report

The Board of Trustees and Shareholders,
Lord Abbett Equity Fund:

We have audited the accompanying statement of net assets of Lord Abbett Equity Fund as of May 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Equity Fund at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
June 26, 1998

Numbers to Keep Handy
For Shareholder Account
or Statement Inquiries: 800-821-5129

For Literature: 800-874-3733

For More Information: 800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

Copyright (C) 1998 by Lord Abbett Equity Fund, 767 Fifth Avenue, New York, NY 10153-0203

This publication is intended for the general information of shareholders of Lord Abbett Equity Fund only. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

[LOGO(R)] LORD, ABBETT & CO.
          Investment Managment
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------         LAEF-2-598
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (7/98)